Exhibit 10.27

Second Amendment

to

Senior Revolving Credit Agreement

Among

Rosetta Resources Inc.,
as Borrower,

BNP Paribas,
as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of December 6, 2006

Second Amendment to Senior Revolving Credit Agreement

This Second Amendment to Senior Revolving Credit Agreement (this “Second Amendment”) executed effective as of the 6th of December, 2006 (the “Second Amendment Effective Date”) is among Rosetta Resources Inc., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.            The Borrower, the Administrative Agent and the Lenders are parties to that certain Senior Revolving Credit Agreement dated as of July 7, 2005, as amended by the First Amendment to Senior Revolving Credit Agreement dated September 26, 2005 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.             The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.             NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

Section 2.                Amendments to Credit Agreement.

2.1            Section 1.02.  The following definitions are hereby added or amended and restated in its entirety as follows:

“Agreement” means this Senior Revolving Credit Agreement, as amended by the First Amendment to Senior Revolving Credit Agreement, dated September 26, 2005 and the Second Amendment to Senior Revolving Credit Agreement, dated December 6, 2006, as the same may from time to time be further amended, modified, supplemented or restated.

2.2            Section 9.19.  Section 9.19 is hereby amended and restated in its entirety as follows:

Section 9.19  Swap Agreements.  The Borrower will not, and will not permit any Restricted Subsidiary to, enter into any Swap Agreements with any Person other than (a) those Swap Agreements required under Section 8.18; (b) Swap Agreements in respect of commodities (including price Swap Agreements, basis differential Swap Agreements, caps, collars, floors and other similar agreements described in the definition of “Swap Agreements”) (i) with an Approved Counterparty and (ii) the notional volumes for which, (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date each such Swap Agreement is executed, (A) 100% of the reasonably anticipated projected production (as shown in the most recent Reserve Report) from proved, developed, producing Oil and Gas Properties for each twelve month period during which each such Swap Agreement is in effect, for the next thirty-six months succeeding the execution of each such Swap Agreement and 75% of the reasonably anticipated projected production (as shown in the most recent Reserve Report) from proved, developed, producing Oil and Gas Properties for each twelve month period during which each such Swap Agreement is in effect, for each twelve month period after the first thirty-six months after each such Swap Agreement is executed and (B) 50% of the reasonably anticipated projected production (as shown in the most recent Reserve Report) from proved, developed, non-producing Oil and Gas Properties for each twelve month period during which each such Swap Agreement is in effect, for the next twenty-four months succeeding the execution of each such Swap Agreement and 35% of the reasonably anticipated projected production (as shown in the most recent Reserve Report) from proved, developed, non-producing Oil and Gas Properties for each twelve month period during which each such Swap Agreement is in effect, for the period of twelve months succeeding the two-year anniversary of the execution of each such Swap Agreement, and 0% of the reasonably anticipated projected production (as shown in the most recent Reserve Report) from proved, developed, non-producing Oil and Gas Properties for each twelve month period during which each such Swap Agreement is in effect, for each calendar year thereafter; provided, however, that for purposes of this Section 9.19(b), put options and price floors for crude oil and natural gas shall be disregarded; and (c) Swap Agreements in respect of interest rates with an Approved Counterparty, as follows: (i) Swap Agreements effectively converting interest rates from fixed to floating, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from fixed to floating) do not exceed 50% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a fixed rate (after netting out any Swap Agreements then in effect effectively converting interest rates from floating to fixed) and (ii) Swap Agreements effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate (after netting out any Swap Agreements then in effect effectively converting interest rates from floating to fixed). For purposes of this Section 9.19(b), the notional volumes and corresponding swap volumes so determined shall be calculated and recorded  separately for natural gas and crude oil, and natural gas volumes shall include associated natural gas liquids volumes.  In no event shall any Swap Agreement contain any current requirement, agreement or covenant for the Borrower or any Restricted Subsidiary to post collateral or margin, other than letters of credit permitted by this Agreement (in an amount not to exceed $50,000,000 in the aggregate), to secure their obligations under such Swap Agreement or to cover market exposures.

Section 3.              Conditions Precedent.  The effectiveness of this Second Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1            Payment of Outstanding Invoices.  Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

3.2            Second Amendment.  The Administrative Agent shall have received multiple counterparts as requested of this Second Amendment from each Lender.

3.3            No Default.  No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.

Section 4.               Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this Second Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Second Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Second Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 5.                Miscellaneous.

5.1            Confirmation.  The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

5.2            Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

5.3            Counterparts.  This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4            No Oral Agreement.  This written Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

5.5            Governing Law.  This Second Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

BORROWER:	ROSETTA RESOURCES INC.

By:
Michael J. Rosinski, Executive Vice President,
Chief Financial Officer, Secretary and Treasurer

GUARANTORS:
ROSETTA RESOURCES OFFSHORE, LLC
ROSETTA RESOURCES HOLDINGS, LLC
ROSETTA RESOURCES OPERATING GP, LLC
ROSETTA RESOURCES OPERATING LP

By: Rosetta Resources Operating GP, LLC, its general partner

By:
Michael J. Rosinski, Executive Vice
President, Chief Financial Officer,
Secretary and Treasurer

Second Amendment – Senior Revolving Credit Agreement
Signature Page - 6

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

LENDERS:	BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

MIZUHO CORPORATE BANK, LTD.

By:
Name:
Title:

THE FROST NATIONAL BANK

By:
Name:
Title:

Second Amendment – Senior Revolving Credit Agreement
Signature Page - 7

LENDERS:	AMEGY BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

BANK OF TEXAS, N.A.

By:
Name:
Title:

ALLIED IRISH BANKS, p.l.c.

By:
Name:
Title:

By:
Name:
Title:

Second Amendment – Senior Revolving Credit Agreement
Signature Page - 8

LENDERS:	THE BANK OF TOKYO – MITSUBISHI UFJ, LTD., NEW YORK BRANCH (AS SUCCESSOR BY MERGER TO UFJ BANK LIMITED)

By:
Name:
Title:

COMERICA BANK

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

GUARANTY BANK, FSB

By:
Name:
Title:

CALYON NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

Second Amendment – Senior Revolving Credit Agreement
Signature Page - 9

LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.

By:
Name:
Title:

Second Amendment – Senior Revolving Credit Agreement
Signature Page - 10